CAN SLIM® Select Growth Fund
TICKER: CANGX

Supplement dated November 1, 2018 to the
 Statement of Additional Information (“SAI”)
dated July 29, 2018, as supplemented

Effective November 1, 2018, Kathleen T. Barr has been appointed by the Board of Trustees of Professionally Managed Portfolios (the “Trust”) to serve as an Independent Trustee for the Trust. Accordingly, the following sections have been revised to include her information.

The Trustee table on page B-24 of the SAI has been revised to include the following:

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)

Kathleen T. Barr (born 1955) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since November 2018.	Former owner of a registered investment adviser (Productive Capital Management, Inc.), Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisers LLC in 2009), Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds).	1	Independent Trustee for the William Blair Funds (2013 to present); Independent Trustee for the AmericaFirst Quantitative Funds (2012 to 2016).

The Trustee Attributes on page B-28 of the SAI have been revised to include the following:

Ms. Barr’s Trustee Attributes include her substantial mutual fund experience, including her role as a member of the Governing Council for the Independent Directors Council and its Executive Committee. She has executive experience as the former owner of a registered investment adviser (Productive Capital Management, Inc.), as the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisers LLC in 2009), and as the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). Ms. Barr also currently serves on the board of another registered investment management company. Ms. Barr has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Barr’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Trustee Ownership table on page B-30 of the SAI has been revised as follows:

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Kathleen T. Barr	None	Over $100,000
Dorothy A. Berry	None	Over $100,000
Wallace L. Cook	None	Over $100,000
Eric W. Falkeis	None	Over $100,000
Carl A. Froebel	None	Over $100,000
Steven J. Paggioli	None	Over $100,000

The Trustee Compensation Table on page B-31 of the SAI has been revised as follows:

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) Paid to Trustees
Kathleen T. Barr, Independent Trustee(2)	None	None	None	None
Dorothy A. Berry, Independent Trustee	$2,891	None	None	$2,891
Wallace L. Cook, Independent Trustee	$2,246	None	None	$2,246
Eric W. Falkeis, Independent Trustee	$2,246	None	None	$2,246
Carl A. Froebel, Independent Trustee	$2,246	None	None	$2,246
Steve J. Paggioli, Independent Trustee	$2,246	None	None	$2,246

(1)
There are currently numerous unaffiliated portfolios comprising the Trust. The term "Fund Complex" applies only to the Fund. For the fiscal year ended March 31, 2018, Trustee's fee and expenses in the amount of $645,000 were incurred by the Trust.

(2)
Kathleen T. Barr was appointed as an independent trustee to the Trust effective November 1, 2018, accordingly, she did not receive any compensation from the Fund(s) during the fiscal year ended March 31, 2018.

Please retain this Supplement with your SAI.